Exhibit 10 (g)

                              AMENDMENT NO. 2
                       TO THE INTERPHASE CORPORATION
             AMENDED AND RESTATED DIRECTORS STOCK OPTION PLAN


       Pursuant to Section 15 of  the Interphase Corporation Amended  and

  Restated Directors Stock Option Plan (the  "Plan"), the Plan is  hereby amended, subject to approval by the Company's stockholders, as follows:


       1.   Section 4  of the  Plan is  hereby  amended by  changing  the number of shares in the first sentence from 500,000 to 750,000.


       2.   Sections  5(c)and(d)  of  the  Plan  are  hereby  amended  by changing references from 5,000 shares to 10,000 shares and a  reference from 10,000 shares to 20,000 shares.


       3.   Section 8  of the  Plan  is hereby  amended  to read  in  its entirety as follows:


            "8.  OPTION PERIOD.  The  Option Period will  begin

            on the  effective date  of  the option  grant  and,

            except for options described in Section 5(a),  will

            terminate on the tenth anniversary of that date."


       IN WITNESS WHEREOF,  the undersigned has  executed this  Amendment effective as of the ____ day of _________, 2000.


                                       INTERPHASE CORPORATION



                                       By:
                                           ----------------------------
                                           Gregory B. Kalush, President